Jan. 29, 2018
11.30 Fidelity Advisor Stock Selector Mid Cap Fund - AMCIZ PRO-10 | Fidelity Advisor® Stock Selector Mid Cap Fund

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund. In addition to the fees and expenses described below, your broker may also require you to pay brokerage commissions on purchases and sales of certain share classes of the fund.